UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report: (Date of earliest event reported) July 25, 2005


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      001-10607                 36-2678171
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            Section 8 - Other Events

Item 8.01.  Other Events
            ------------

On July 22, 2005, Old Republic International Corporation announced that it had obtained a favorable resolution of its claim for a Federal income tax refund for the three calendar years ended December 31, 1990, amounting to a combined recovery of income taxes and accumulated interest of approximately $57.9 million, which it would record in its second quarter of 2005 statement of income.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            99.1  Press Release dated July 22, 2005.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          OLD REPUBLIC INTERNATIONAL CORPORATION
                                          Registrant



Date:July 25, 2005                        By: /s/ Karl W. Mueller
                                             ----------------------------------
                                                  Karl W. Mueller
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Press Release dated July 22, 2005.